Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

May 23, 2005

In connection with the Large Scale Biology Corporation Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald J. Artale, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Large Scale Biology Corporation for the fiscal period covered by the Report.

By:	/s/ Ronald J. Artale
Ronald J. Artale
Senior Vice President, Chief Operating
Officer and Chief Financial Officer
Large Scale Biology Corporation